Exhibit 10.8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

This Distribution Agreement (“Agreement”) is entered into on this 20th day of September 2013, (“Effective Date”)

by and between

CytoSorbents, Inc., a corporation having its offices at 7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey 08852, United States, existing under the laws of the United States (hereinafter referred to as "CytoSorbents")

and

Biocon Limited, a corporation having its offices at 20th KM, Hosur Road, Electronics City, Bangalore, India - 560 100 existing under the laws of India (hereinafter referred to as "Biocon")

CytoSorbents and Biocon hereinafter collectively referred to as "Parties" and individually as a “Party”.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Preamble		4
1.	Appointment, Products, Territory, and Applications	4
2.	Order Process, Prices and Payment	6
3.	Stock	9
4.	Packaging and Labeling	11
5.	Product Registration	11
6.	Other Obligations of Biocon	13
7.	CytoSorbents' Obligations	13
8.	Relationship of the Parties	14
9.	Best Efforts	15
10.	Reporting	16
11.	Product Returns	18
12.	Field Assistance	19
13.	Trademarks, Service Marks and Trade Names; Promotion on Internet	19
14.	Covenant Not To Compete	20
15.	Representations and Warranties	21
16.	Limitations on Liability	26
17.	Indemnifications	26
18.	Force Majeure	29
19.	Confidentiality	30
20.	Publicity	32
21.	Term and Termination	32
22.	Selling Off of Inventory	34
23.	Notices	35
24.	Modification	36
25.	Assignment	36
26.	Waiver	37
27.	Validity	37
28.	Governing Law	37
29.	Jurisdiction	38

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

30.	Entire Agreement	38
31.	No Rights by Implication	38
32.	Compliance With Laws	39
33.	Insurance	39
34.	Severability	39
35.	Counterparts	38

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Preamble

WHEREAS, CytoSorbents is a company that develops and sells blood purification products for the treatment of life-threatening diseases;

WHEREAS, Biocon is in the business of marketing and distribution of pharmaceutical products;

WHEREAS, CytoSorbents wishes to have Biocon undertake the distribution of certain such blood purification products for certain applications in the Territory in limited quantities as a pilot transaction for potential future expansion upon the mutual agreement of the Parties in their sole discretion, with such distribution to be on an exclusive basis due to such products being new to the Territory and the fact that competing blood filtration products are available through other distributors.

NOW, THEREFORE, In consideration of the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the Parties mutually agree as follows:

1.	Appointment, Products, Territory, and Applications

1.1	Subject to the terms and conditions of this Agreement, CytoSorbents hereby appoints Biocon on an exclusive basis as CytoSorbents sole distributor for the sale of the CytoSorbents products listed in Annex 1 (hereinafter referred to as the "Products") solely in the Territory (as defined in Section 1.4) and solely for use in the Applications (defined in Section 1.3) during the Term of this Agreement. During the Term of this Agreement CytoSorbents shall not promote or sell in the Territory, itself or through any third party, the Products or any product competing with the Product. All rights not expressly granted to Biocon under this Agreement, are reserved for CytoSorbents.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.2	Without the prior written consent of CytoSorbents, Biocon shall not sell, market or distribute any version of any Product other than the version CytoSorbents shall designate from time to time as its most current version, with sufficient notice to the Biocon to enable the Biocon to sell its stock of the old version of the Product and ensure a smooth transition. Written consent shall not be unreasonably withheld or delayed.

1.3	Biocon shall use all commercially reasonable efforts to promote and sell the Products to the maximum number of buyers ("Purchasers") in the Territory. Biocon shall (a) promote Products only for use in the in the applications identified in Annex 2 as Applications (the "Applications") and not for any other application (including those listed as Applications Not Included in Annex 2) and (b) promote Products to customers only for use in the Applications. Biocon shall not promote any Product for application listed among the Applications Not Included (as defined in Annex 2).

1.4	CytoSorbents is appointing Biocon hereunder with respect to the resale of Products to any Purchasers whose principal place of business is located in the territory and Applications listed in Annex 2 (hereinafter referred to as the “Territory”). Biocon shall not promote, distribute or sell any Product outside the Territory, nor to any Purchaser that Biocon knows will export such Product outside the Territory for any purpose.

1.5	Biocon shall not engage in any advertising or promotional activities relating to the Products directed to customers outside the Territory without prior written consent of CytoSorbents. Biocon shall provide to CytoSorbents copies of any written statements related to any therapeutic claims that Biocon wishes to use to market or promote the Products at least thirty (30) days prior to Biocon's planned date of implementation; provided, however, that Biocon shall not make or use any statement related to any therapeutic claim regarding any Product unless CytoSorbents has expressly approved such statement in writing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.6	Biocon shall not actively solicit orders from any prospective purchaser outside the Territory without prior written consent of CytoSorbents.

1.7	If Biocon receives any order from a prospective purchaser outside the Territory, Biocon shall immediately refer that order to CytoSorbents. Biocon shall not accept any such orders without prior written consent of CytoSorbents. Consent shall not be unreasonably withheld for orders received from within India but outside the specific Indian cities that comprise the Territory. Biocon shall not deliver or tender (or cause to be delivered or tendered) any Product outside the Territory.

1.8	Biocon shall not establish or maintain any branch, warehouse or distribution facility for the Products outside of the Territory without prior written consent of CytoSorbents.

1.9	CytoSorbents reserves the right, in its sole discretion, (i) upon ninety (90) days' written notice to Biocon prior to the end of each calendar year, to amend the Products which are covered by this Agreement and described in Annex 1.

1.10	During the Term of this Agreement, the Parties may expand in any manner the Territory upon mutual agreement by both parties and thirty (30) days' prior written notice.

2.	Order Process, Prices and Payment

2.1	For purposes of this Agreement, "Term Year" means the twelve (12) month period beginning on the date that Biocon obtains the first regulatory approval to promote and sell a Product in the Territory, and each subsequent twelve (12) month period throughout the Term of this Agreement. "Term Year 1" means the first Term Year; "Term Year 2" means the second Term Year; and "Term Year 3" means the third Term Year.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.2	Within thirty (30) days of the Effective Date, Biocon shall be place the first order of Product set forth in the table in Section 9.1. The Parties shall agree that the Products ordered in the said first order will be shipped to Biocon within thirty (30) days of the date of the first order. Notwithstanding anything else in this Agreement to the contrary, Biocon shall pay for the first order in full within thirty (30) days after the Effective Date.

2.3	Within ten (10) days after the first day of Term Year 1, Biocon shall provide to CytoSorbents a forecast for the next three (3) calendar months of Biocon's anticipated requirements of the Products and indicating the desired delivery dates. Biocon shall deliver to CytoSorbents a written update to this forecast on a rolling basis within fourteen (14) days after the beginning of each subsequent calendar quarter.

2.4	Biocon shall order Products from CytoSorbents by submitting a written purchase order identifying the Products ordered, requested delivery date(s) and any export/import information required to enable CytoSorbents to fulfill the order. Biocon may enter into contracts with Purchasers for the purchase of Products and may enter into such contracts at any time during the Term of this Agreement (“Purchaser Contracts”).

2.5	Unless CytoSorbents has a commercially reasonable reason (e.g. force majeure (as defined in Section 18.2) etc.) to refuse an order from Biocon, CytoSorbents shall accept orders from Biocon which are in compliance with the provisions of this Agreement. Within fifteen (15) days of the delivery of any forecast that exceeds the total yearly amount of Product described in Section 9.1 for the applicable year in which such forecast is delivered, the Parties shall meet and discuss such forecast. CytoSorbents will honor, to the best of its ability, product volume in excess of the annual minimum order requirement but is not obligated to fulfill the excess volume.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.6	CytoSorbents shall use commercially reasonable efforts to ship the Product with ***, but in no event *** of ***.

2.7	The purchase prices for the Products are set forth in Annex 3.

2.8	If a purchase order is accepted in accordance with Section 2.4 above, delivery of such Products shall be EXW CytoSorbents facility at 7 Deer Park Drive, Suite K, Monmouth Junction, NJ 08852, USA (Incoterms 2010).

2.8.1	CytoSorbents shall be responsible for packaging the product and at Biocon’s request coordinating shipping logistics between CytoSorbents New Jersey-based warehouse to Biocon’s destination port in India including documentation required to export from the US.

2.8.2	CytoSorbents shall bill Biocon for delivery charges, which Biocon shall reimburse CytoSorbents within thirty (30) days of receipt of such bill.

2.8.3	Biocon shall be responsible at its expense for coordinating and costs of Product receipt, import duties / taxes, and other costs related to delivery to final destination.

2.9	CytoSorbents obligation to deliver Product to Biocon shall be subject to the right and ability of CytoSorbents to make such sales and obtain required licenses and permits, under all decrees, statutes, rules and regulations and agencies or instrumentalities thereof presently in effect or which may be in effect hereafter. CytoSorbents shall undertake commercially reasonable measures to obtain the licenses and permits required for the shipment of orders of Product.

2.10	All payments shall be made by Biocon to CytoSorbents within thirty (30) days of receipt of invoice by Biocon.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.11	Pricing shall be fixed throughout the Initial Term of this Agreement starting from the Effective Date (as defined in Section 21.1). At the end of Initial Term of this Agreement, CytoSorbents and Biocon will negotiate in good faith any future pricing.

2.12	Biocon shall be free to establish its own pricing for Products sold to Purchasers.

2.13	If CytoSorbents terminates this Agreement with Biocon or amends the product offering in accordance with Section 1.9 such that any Product is removed from Annex 1, then CytoSorbents shall continue to supply Biocon with sufficient applicable removed Product to fulfill any Purchaser Contracts (as defined in Section 2.4) for such removed Product that are in effect as of the effective date of such termination or product offering amendment until the earlier of either the expiration of the term of such Purchaser Contract or one (1) year from the termination date of this Agreement. CytoSorbents’ obligations under this Section 2.12 do not apply to any extensions, subsequent renewals automatic or otherwise described in such Purchaser Contract. Biocon shall notify CytoSorbents in writing within fifteen (15) days of the effective date of any such termination or product offering amendment if a Special Extension of Supply Term is required, and shall include a copy of the applicable Purchaser Contract in such written notice.

3.	Stock

3.1	Biocon shall exert commercially reasonable efforts to have a sufficient stock of the Products in order to be able fulfill purchase orders from Purchasers within 2 days from receipt of such purchase orders, and shall store at a minimum five percent (5%) of the minimum purchase requirements described in Section 9.1 for the applicable year. Unexpected mass orders are not subject to this provision.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2	Biocon shall store the Products consistent with product labeling and in accordance with the highest healthcare industry practices and rules and regulations in India in order to prevent deterioration of the Products and in accordance with Annex 1.

3.3	Upon CytoSorbents' written direction, associated with a required regulatory or compliance action, and within twenty (20) days receipt of such written direction, Biocon shall destroy, return to CytoSorbents or make such other disposition of Product as CytoSorbents shall direct that is permitted under applicable law of any portion of the Products determined by CytoSorbents. In the event of such return, destruction or other disposition CytoSorbents shall either replace the Products at no cost to Biocon (provided that the cost of shipping and customs and duties shall be borne by the party responsible for causing the regulatory or compliance action) or, at Biocon's option, reimburse Biocon in an amount equal to the price paid by Biocon to CytoSorbents for the Products including the costs of return or destruction. Biocon’s obligations under this Section 3.3 shall also apply to Product that has any remaining shelf life. In addition, Biocon shall destroy all Products that have passed applicable expiration dates.

3.4	Except as expressly set forth herein, Biocon agrees that CytoSorbents owns all right, title, and interest in all of the trade names, inventions, copyrights, know-how, and trade secrets relating to the design, manufacture, operation or service of the Products. The use by Biocon of any of these property rights is authorized only for the purposes herein set forth, and upon expiration or termination of this Agreement for any reason such authorization shall cease. Biocon shall not file, nor permit or encourage others to file, any patent applications covering any Product or component thereof, any process used by any Product, or any method of use of any Product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.	Packaging and Labeling

4.1	CytoSorbents shall provide Products that are single packed and comply with all applicable labeling requirements; provided, however, that Biocon shall inform CytoSorbents in writing of all applicable national labeling requirements in writing and well in advance in order to allow CytoSorbents timely delivery of the Products.

4.2	Biocon shall not package or label the Products or alter any Products or any package or label used in connection with any Products, except as specifically authorized in writing by CytoSorbents.

4.3	Biocon shall always comply in all respects with the packaging and labeling instructions of CytoSorbents.

4.4	CytoSorbents shall ensure that the Products are packed for delivery and transportation in such a manner to avoid risk of damage, loss, or other detrimental effects.

4.5	CytoSorbents shall dispatch the Product along with the required documents to ensure un-interrupted transport and safe delivery of the Product.

4.6	Biocon shall inform CytoSorbents in writing of any Product for which the labeling and / or packaging does not comply with the requirements within the Territory (“Non-Compliance”) as soon as possible but in no event later than ten (10)days after the discovery of such Non-Compliance. Biocon and CytoSorbents shall negotiate in good faith to come to a solution to correct such Non-Compliance and implement a solution as jointly agreed upon.

5.	Product Registration

5.1	Biocon shall, at its expense, register the Products with the appropriate governmental agency(s) in the Territory, reflecting CytoSorbents as the manufacturer of the Product and the Biocon as the marketing authorization holder. The Biocon shall not, without written permission from CytoSorbents, undertake any such Product registration in any other name including in Biocon's own name, provided that such registration complies with the technical and legal requirements in the Territories and provided further that Biocon may be the marketing authorization holder in the Territory. Biocon shall submit all necessary applicable regulatory applications for registering the Product as follows: (a) within the India Territory no later than two (2) months after the Effective Date, and (b) within the Sri Lanka Territory no later than six (6) months after the Effective Date, subject to CytoSorbents providing Biocon the documents described in Annex 8 at least three (3) months prior to regulatory application. Biocon shall deliver to CytoSorbents copies of all such proposed applications prior to the Biocon filing such applications with the applicable regulatory authority. CytoSorbents shall have the right to comment on such applications. If such comments are received before filing, then Biocon shall modify such applications based on such comments. CytoSorbents shall assist in obtaining such registrations and give Biocon power of attorney for purposes of registration and shall provide reasonably necessary technical support to Biocon to meet all applicable regulatory requirements in the Territory. If the applicable regulatory agency in the Sri Lanka Territory requires that additional human clinical trials of the Product be conducted before granting marketing approval for sale of the Product in the Sri Lanka Territory, then the Parties shall discuss in good faith whether to amend this Agreement to delete Sri Lanka from the Territory and substitute another country or region that will not require additional human clinical trials of the Product.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.2	Biocon shall be responsible for maintaining adequate lot traceability to assure recall of Products, if necessary, as detailed in Section 10.1.2.3.

5.3	Upon expiration and termination for any reason of this Agreement Biocon shall, at CytoSorbents' option and at the sole expense of CytoSorbents, either (a) de-register the Product from all government and regulatory authorities within 30 days, or (b) transfer any and all registrations, import licenses, permits or certificates for the Products to CytoSorbents or CytoSorbents designee within 30 days. Biocon agrees to affect such transfer and deregistration in accordance with all applicable local laws. Notwithstanding the foregoing in case of termination of this Agreement by CytoSorbents for breach of the Agreement by Biocon, Biocon shall be solely responsible for all de-registration expenses.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6.	Other Obligations of Biocon

6.1	Biocon shall be responsible for promotion, marketing and sales of the Product in the Territories and Applications.

6.2	Biocon shall employ competent and experienced personnel and maintain an adequate stock of Products as stated in Section 3 so as to ensure timely delivery of the Products to the Purchasers of the Products in the Territory.

6.3	Biocon shall translate, at its own expense, all user and technical manuals and advertising and marketing information into the languages of Purchasers and provide CytoSorbents with advance copies of all such materials for approval by CytoSorbents. Biocon shall assign, and hereby assigns, all copyrights in such translations to CytoSorbents. Biocon shall have a non-exclusive right to use such translations during the Term of this Agreement in connection with its activities pursuant to this Agreement.

7.	CytoSorbents' Obligations

7.1	CytoSorbents shall provide Biocon with such marketing and technical assistance and Product samples as CytoSorbents reasonably determines is necessary to assist with the promotion of the Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7.2	CytoSorbents will provide Biocon *** in support of marketing promotions of CytoSorbents in the *** and up to *** in total *** of the agreement ***.

7.3	CytoSorbents shall provide reasonable initial training to Biocon's personnel in connection with the marketing, sale, installation and support of the Products. CytoSorbents will not charge Biocon for such training. CytoSorbents and Biocon shall jointly agree on the details of the training.

7.4	CytoSorbents shall designate support personnel to assist Biocon's support personnel in providing support services; provided, however, that CytoSorbents' personnel spend no more than an aggregate of 16 hours per calendar month of their time in providing such assistance.

7.5	CytoSorbents agrees to provide reasonable amounts of support to Biocon at medical congresses when possible.

8.	Relationship of the Parties

8.1	Each Party shall be considered to be an independent contractor. The relationship between CytoSorbents and Biocon shall not be construed to be that of employer and employee nor to constitute a partnership, joint venture or agency of any kind.

8.2	Biocon shall have no right to enter into any contracts or commitments in the name of, or on behalf of, CytoSorbents, or to bind CytoSorbents in any respect whatsoever without written prior consent of CytoSorbents.

8.3	CytoSorbents shall have no right to enter into any contracts or commitments in the name of, or on behalf of, Biocon, or to bind Biocon in any respect whatsoever without prior written consent of Biocon.

8.4	Biocon shall not be entitled to issue or make any affirmations, representations, warranties or guarantees with respect to the Products to any third party beyond those provided by CytoSorbents. CytoSorbents warrants the products as defined in the “Instructions For Use” (IFU) and Product Warranty (Annex 4).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.	Best Efforts

9.1	Biocon shall purchase a sufficient amount of Products from CytoSorbents so as to meet or exceed the minimum purchase requirements set forth below.

Calendar Year	Minimum Purchase Requirements
Upon Effective Date	***
Term Year 2	***
Term Year 3	***

9.2	For Term Year 1, the annual minimum order payment is due in full as set forth in Section 2.2. This represents the Initial Stocking order. For each of Term Year 2 and Term Year 3, the annual minimum order for such years should be divided into three equal orders per Term Year, unless the Biocon advances a part of the annual minimum order, with the consent of CytoSorbents, which consent shall not be unreasonably withheld. Biocon shall place such orders at four-month intervals during such Term Years commencing on the first day of each Term Year.

9.3	In the first Term Year that the applicable minimum is not met, Biocon will have one additional quarter (Q1 of the next Term Year) to meet minimum requirements of the previous Term Year. Failure to meet such minimum requirements shall constitute a material breach of this Agreement for the purposes of Section 21 hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

9.4	At least ninety (90) day advance notice is required for any product volume above one hundred twenty percent (120%) of the applicable annual minimum described in Section 9.1.

9.5	If actual sales volumes exceed forecast value by one hundred fifty percent (150%) and if Biocon is otherwise in full compliance with its obligations under this Agreement, then both parties agree to evaluate the market pilot and if mutually agreed between the Parties a full scale commercial partnership agreement may be entered between the Parties.

10.	Reporting

Biocon shall provide CytoSorbents with written reports upon request, which shall include business trends and other reports requested by CytoSorbents on justifiable grounds. Biocon shall provide quarterly and annual market forecasts in accordance with this Agreement and upon CytoSorbents' request.

10.1	In particular, but not limited to, Biocon shall give its best efforts to provide the following information:

10.1.1	Technical information: Biocon shall forward promptly to CytoSorbents all technical questions with respect to the Products which it may receive from the Territory and Applications and complaints related to technical or medical issues that comply with regulatory requirements related to medical products in the Territories.

10.1.2	Post Market Surveillance: Biocon shall appoint a qualified person for post market surveillance (PMS). PMS includes the following:

10.1.2.1	Product complaints: Complaints shall be recorded in the complaint form provided by CytoSorbents (Annex 5). Biocon shall report to CytoSorbents in writing and without undue delay any potential serious device related adverse events.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10.1.2.2	Marketing and sales data: Biocon shall complete and return the marketing and sales data reporting form (Annex 6) within fourteen (14) days from the end of each calendar quarter upon request

10.1.2.3	Traceability of batch numbers: In order to fulfill the GMP standard related to product recall, Biocon shall ensure that all CytoSorbents Products sold by the Biocon can be tracked to the end user. The term "GMP" means current good manufacturing practices, as defined as described by applicable laws and regulations in the United States and the European Union, together with any guidance documents issued by the regulatory authorities in such jurisdictions.

10.1.3	Customer data: Unless required by applicable law, Biocon is under no obligation whatsoever to provide to CytoSorbents names of Purchasers or any other information which may allow CytoSorbents to identify Purchasers.

10.2	Additional market research performance data is to be collected by Biocon and shared with CytoSorbents. Market research shall include, but not limited to, quantitative measures such as sales volume, price point, time to sale, etc. and qualitative measures such as physician survey, case study report for first 20 patients where data is available. This data to be shared with CytoSorbents no later than end of the second term year.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.	Product Returns

11.1	Biocon shall examine Products promptly following delivery. Obvious defects to Products shall be reported by Biocon to CytoSorbents in writing within sixty (60) days from delivery and hidden defects within sixty (60) days from the date when the defect was discovered. If CytoSorbents agrees with Biocon’s determination regarding such defect, then CytoSorbents shall replace such defective Product at no cost to Biocon; provided, however that replacement of Product for which Biocon has discovered a defect after the applicable sixty (60) day period shall be at the sole discretion of CytoSorbents.

11.2	In case CytoSorbents disagrees with the Biocon’s determination regarding such defects, the Parties shall submit the samples retained from the applicable batch of the Product to a mutually agreed upon independent competent laboratory or institution selected by the Parties, whose adjudication as to whether the Product has defect, or not, shall be final and binding on the Parties. The expenses incurred for such third party determination shall be borne by the Party against whom the findings are made. If the defect or poor quality of the Product is confirmed by the independent test all expenses borne by such test shall be covered by CytoSorbents.

11.3	Except in case of Product defects, regulatory recall or compliance action, CytoSorbents shall only accept returns of product with more than ***, subject to the Product having a remaining *** of minimum of *** at the time of shipping, in the event this Agreement is terminated by CytoSorbents.

11.4	Regarding product recalls or defective product, CytoSorbents costs will be limited to either provide a credit for the defective product or replace it directly. In the case of recalled product, CytoSorbents at its discretion may request the product be shipped back to the US at its expense. Biocon at its expense will be responsible for recalling and recovering product involved in a recall in the Territory.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.	Field Assistance

12.1	CytoSorbents shall provide, in its discretion, appropriate field technical assistance to Biocon and Purchasers.

13.	Trademarks, Service Marks and Trade Names; Promotion on Internet

13.1	Right to Use. Biocon may use CytoSorbents' trademarks, trade names and service marks listed in Annex 7 (hereinafter referred to as the "Trademarks") on a non-exclusive basis in the Territory only for the Term of this Agreement and for the purpose of this Agreement. Biocon shall not at any time do or permit any act to be done which may in any way impair the rights of CytoSorbents in the Trademarks. All goodwill arising from Biocon’s use of the Trademarks shall inure to the benefit of CytoSorbents. CytoSorbents shall have the right to request examples or specimens of the use of the Trademarks to confirm that they comply with CytoSorbents usage policies and guidelines. Biocon agrees that it shall revise any use of the Trademarks as CytoSorbents may require in order to comply with CytoSorbents usage policies and guidelines. All Trademarks remain owned by CytoSorbents and Biocon shall not take any action that may adversely affect CytoSorbents rights in the Trademarks. Notwithstanding anything in this Agreement to the contrary, all intellectual property rights owned or controlled by Biocon prior to the Effective Date remain the property of Biocon.

13.2	Quality Control: In order to comply with CytoSorbents' quality control standards, Biocon shall: (i) use the Trademarks in compliance with all relevant laws and regulations; (ii) accord CytoSorbents the right to inspect during normal business hours, by giving the Biocon prior written notice, Biocon's facilities used in connection with efforts to sell the Products in order to confirm that Biocon's use of such Trademarks is in compliance with this Section; and (iii) not modify any of the Trademarks in any way and not use any of the Trademarks on or in connection with any goods or services other than the Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

13.3	Biocon shall follow CytoSorbents’ instructions with respect to each of the following: (i) use of any information about CytoSorbents or the Products available on the Internet; (ii) linking of any site on the Internet to any site on the Internet established, operated or sponsored by CytoSorbents; and (iii) use of any of the Trademarks on any site on the Internet. Biocon acknowledges that it shall cease the activities described in (i), (ii) and/or (iii) above within reasonable time, if so instructed by CytoSorbents and immediately in case of termination. In no event shall Biocon establish, operate, sponsor or contribute content to any site on the Internet which incorporates the CytoSorbents' domain name@ as its URL address or any part of such address. Biocon shall discuss in advance with CytoSorbents the use of CytoSorbents' company name, product name or any Trademark held by CytoSorbents’ in any promotional material.

14.	Covenant Not To Compete

14.1	During the Term of this Agreement and, to the extent permissible under applicable law, for six (6) months thereafter, Biocon shall not market and or sell directly or indirectly assist third parties to market or sell products that are competing the Product, for the Application with in the Territory . This provision shall not cover the products distributed or sold by Biocon before signing this Agreement.

14.2	CytoSorbents shall not appoint directly or indirectly by itself or through its affiliates any distributor in the Territory to sell or offer for sale any competitive product during the term of this agreement and for six (6) months following the termination of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

14.3	Biocon agrees to review future product offerings from other suppliers for the treatment of conditions mediated by the inflammatory response and used in extracorporeal therapy with CytoSorbents at least 3 months before introduction. The Biocon agrees not sell new product offering related to extracorporeal treatment of inflammatory conditions without CytoSorbents’ prior written approval.

14.4	Biocon shall disclose all partnerships, product offerings and potential competitive conflicts of interest to CytoSorbents in writing prior to execution of an agreement for such partnerships and product offerings.

15.	Representations and Warranties

15.1	Mutual Representations and Warranties. Each Party hereby represents and warrants that (a) this Agreement is a legal and valid obligation binding upon such Party and is enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy and by general equitable principles and public policy; (b) such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (c) such Party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate actions; (d) the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any applicable law.

15.2	Representations, Warranties and Covenants Regarding Anti-Corruption/Anti-Bribery

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.2.1	Compliance with Anti-Corruption/Anti-Bribery Laws: Each Party represents, warrants and agrees that it has been at all times and will continue to be in compliance with all potentially applicable anti-corruption/anti-bribery laws, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977, the U.K.’s Bribery Act 2010, and any anti-corruption/anti-bribery laws in the Territory. Each Party represents, warrants and agrees that no bribes, payments, kickbacks, gifts, hospitality, donations, loans, or anything of value have been or will be made or received, offered, promised, or authorized, directly or indirectly, to improperly influence any act or decision of any person or entity, induce any person or entity to do or omit to do any act in violation of any person’s or entities’ lawful duties, or secure any improper advantage.

15.2.2	Compliance Program and Policies: Each Party agrees to have and enforce anti-corruption/anti-bribery compliance policies and programs applicable to all employees and other persons acting on their respective behalf. In case of change in the applicable anti-corruption/anti-bribery laws, the Parties agree to update each other and comply with the said changes in the applicable laws.

15.2.3	Documentary Support for Fees and Expenses: Biocon will maintain accurate and complete documentary support for all fees and expenses it incurs related to CytoSorbents or this Agreement based on the Biocons internal accounting practice.

15.2.4	The Biocon shall provide all documentary support to enable CytoSorbents to respond to any regulatory requirements and investigation under the applicable laws.

15.2.5	Use of Sub-distributor, Affiliates, Agents and Other Third Parties: Biocon cannot bind CytoSorbents to any third parties, and cannot engage sub-distributor, affiliates or agents to perform services related to this Agreement without CytoSorbents’ prior written consent. If Biocon does engage, with CytoSorbents’ prior written consent, any sub-distributor, affiliates or agents to perform services related to this Agreement, Biocon agrees to the following:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.2.5.1	Biocon agrees to require the proposed sub-distributor, affiliate or agent to be bound by the same obligations imposed on Biocon under this Section 15.2 and its subsections regarding compliance with anti-corruption/anti-bribery laws, and

15.2.5.2	Biocon hereby agrees to indemnify, defend and hold harmless CytoSorbents, its affiliates and all officers, directors, employees and agents thereof from all liabilities, claims, damages, losses, costs, expenses, demands, suits and actions (including without limitation attorneys' fees, expenses and settlement costs) arising from or in connection with the acts or omissions of any sub-distributor, affiliate or agent. Notwithstanding anything to the contrary contained in any agreement between Biocon and any sub-distributor, affiliate or agent, all rights of a sub-distributor, affiliate or agent related to this Agreement shall terminate upon the expiration or termination of this Agreement.

15.2.6	Form of Payments Under the Agreement: All payments contemplated by this Agreement will be made by via electronic wire to the following account:

Electronic Wire Instructions
***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.2.7	Suspected Violations: Biocon agrees to immediately notify CytoSorbents of any actual, suspected or reported violation of any potentially applicable anti-corruption/anti-bribery law by Biocon or any employee or other person acting on behalf of Biocon, or that relates in any way to this Agreement or CytoSorbents.

15.2.8	Termination: Either Parties failure to strictly comply with this Section 15.2 and its subsections will constitute a material breach of this Agreement.

15.3	Additional Representations, Warranties and Covenants of Biocon. Biocon represents, warrants and covenants to CytoSorbents that:

15.3.1	Biocon shall comply with all applicable laws and regulations in performing its obligations under this Agreement;

15.3.2	Biocon shall not modify or alter any Product, including any packaging or labeling, that is received by Biocon under this Agreement, except pursuant to CytoSorbents' express prior written authorization;

15.3.3	Biocon shall obtain and at all times during the Term of this Agreement shall maintain, (a) all licenses and permits necessary for Biocon to promote and sell Products in the Territory. As of the Effective Date of this Agreement the Biocon has sufficient resources and personnel to perform Biocon's obligations under this Agreement in a professional and competent manner.

15.4	Product Warranty

15.4.1	CytoSorbents' warranties with respect to the Products are set out in Annex 4 hereto. EXCEPT AS SET FORTH IN Annex 4, CYTOSORBENTS DISCLAIMS ALL OTHER WARRANTIES RELATED TO THE PRODUCT, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.4.2	The warranties set forth in Annex 4 shall only apply to any Product which has been used as per the written Instruction For Use provided by CytoSorbents on the Product. Notwithstanding any other provision in this Agreement, CytoSorbents shall not be held responsible for any damage which may result from a defective product except for the replacement of such product as set forth in Annex 4.

15.4.3	In case of defective Products, CytoSorbents costs will be limited to either provide a credit for the defective product or replace it directly. In the case of defective product, CytoSorbents will evaluate complaint samples and determine if the product is defective and provide replacement, free of cost to the Biocon. CytoSorbents represents and warrants that the Product delivered and supplied to the Biocon under this Agreement are supplied and sold free from any liens or encumbrances or the like, and

15.4.3.1	The manufacturing facility is approved by the applicable regulatory authorities and has the requisite licenses and approvals to be operated for the manufacturing of pharmaceutical products and specifically the Product

15.4.3.2	Products is CE Mark approved and manufactured under ISO 113485 certified facilities. Polymer beads conform to ISO 10993 standards.

15.4.4	CytoSorbents hereby further represents and warrants to the Biocon, without any obligation to inquire, as of the Effective Date that CytoSorbents is not aware that the importing, distribution or sale of the Product in the Territory as permitted under this Agreement would infringe issued patent rights of any third party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

15.4.5	The provisions of the foregoing warranties and the warranties contained elsewhere in this Agreement are in lieu of any other warranty, whether express or implied, written or oral (including any warranty of merchantability or fitness for particular purpose). Written warranties in effect at the time product(s) are purchased shall remain in effect until those materials are used or expiration dating is surpassed.

15.5	Disclaimer. EXCEPT AS SET FORTH IN THIS SECTION 15, THE PARTIES DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES.

16.	Limitations on Liability

16.1	In no event shall either Party be liable to the other Party or any other person or entity for punitive, exemplary, special, incidental or consequential damages (including, but not limited to, loss of profits, loss of data or loss of use damages) arising out of the manufacture, sale or supplying of the Products, even that Party has been advised of the possibility of such damages or losses.

16.2	Section 16.1 shall not apply to damages caused by intent or gross negligence of CytoSorbents or Biocon.

17.	Indemnifications

17.1	Indemnification of CytoSorbents

17.1.1	Biocon hereby agrees to indemnify, defend and hold harmless CytoSorbents, its affiliates and all officers, directors, employees and agents thereof from all liabilities, claims, damages, losses, costs, expenses, demands, suits and actions made by a third party (including without limitation attorneys' fees, expenses and settlement costs) (collectively, "Damages") arising from (i) any willful act or gross negligence of Biocon whether related to damage or injury to property or to persons, (ii) any failure of Biocon to comply with applicable law, rules, and regulations, and (iii) Biocon’s breach of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

17.2	Indemnification of Biocon

17.2.1	CytoSorbents hereby agrees to indemnify, defend and hold harmless Biocon, its affiliates and all officers, directors, employees and agents thereof from all Damages arising out of:

(i) CytoSorbents' failure to comply with relevant laws and regulations after receiving proper notice of same from Biocon as required herein; (ii) Biocon's importing, storing or reselling of the Products in the Territory infringing on the intellectual property rights of third parties or constituting a misappropriation of any third party's trade secrets, provided that Biocon notifies CytoSorbents in writing immediately after becoming aware of any potential infringement or misappropriation claims, permits CytoSorbents to control the defense and settlement of such claims and cooperates with CytoSorbents in the defense of such claims, at CytoSorbents sole cost; (iii) CytoSorbents’ breach of this Agreement, (iv) any actual or alleged injury to person or property or death resulting from the possession, use by any person of any Product or sample supplied by CytoSorbents under this Agreement to the Biocon that is caused by improper manufacturing, packaging or wrong labeling of the Product by CytoSorbents, whether such claims are based on negligence, warranty, strict liability, failure to warn or any other theory (v) CytoSorbents' grossly negligent act or omission; (vi)  failure of CytoSorbents to comply with applicable laws, rules, regulations, ordinances, permits or licenses, including the cGMPs and (vii) a regulatory enforcement action, inspection of the Product or recall of the Product, to the extent resulting from or based upon the acts of CytoSorbents

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

17.2.2	The limitations on and exclusions of warranty or liability set forth in Section 16 above shall not apply to claims against Biocon from third parties that arise from fraudulent conduct, willful misconduct, or gross negligence.

17.3	In the event that any Product imported, promoted, distributed or sold in the Territory in compliance with this Agreement is held in a suit or proceeding to infringe any intellectual property rights of a third party and the use or reselling of such Product in the Territory under this agreement is enjoined, or CytoSorbents reasonably believes that it is likely to be found to infringe or likely to be enjoined, then CytoSorbents shall, at its sole cost and expense without limiting CytoSorbents obligations under 17.2.1, either (1) procure for Biocon the right to continue reselling such Product; or (2) modify such Product so that it becomes non-infringing. If neither (1) nor (2) is practicable, then without prejudice to any other rights or remedies that the Biocon may have under law or contract or tort, CytoSorbents may, in its sole discretion, remove such Product from this Agreement upon repurchasing Biocon's inventory of such Product which are in the original packages. If CytoSorbents notifies Biocon that any such Product(s) shall be removed from this Agreement, then Biocon shall (a) cease all importation, promotion and sales of such Product(s) immediately upon receipt of such notice, and (b) require that all of Biocon's affiliates, sub-distributors or agents; (i) immediately cease importation, promotion and sales of such Product(s) and (ii) return to Biocon all inventory of such Product(s) as promptly as possible but in no event later than thirty (30) days after Biocon receives CytoSorbent's notice. Any such repurchase of Biocon's inventory of Products shall be at the price paid to CytoSorbents' at the time of the purchase by the Biocon and the applicable duties and levies paid by the Biocon for importing the Product. Such repurchased inventory shall be shipped by Biocon freight prepaid, according to CytoSorbents' instructions. CytoSorbents shall pay Biocon for such repurchased Products within thirty (30) days after CytoSorbents receives those Products in one of its facilities. If all Products are removed from this Agreement under this Section 17.3, then CytoSorbents may terminate the Agreement immediately upon written notice to Biocon.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

17.3.1	CytoSorbents shall have no obligation for any claim of infringement arising from: (1) any combination of Products with products not supplied or approved in writing by CytoSorbents, where such infringement would not have occurred but for such combination; (2) the adaptation or modification of Products, where such infringement would not have occurred but for such adaptation or modification; or (3) the use of a Product in an application for which it was not designed or intended, where such infringement would not have occurred but for such use.

18.	Force Majeure

18.1	Neither CytoSorbents nor Biocon shall be liable in damages, or shall be subject to termination of this Agreement by the other party, for any delay or default in performing any obligation hereunder if that delay or default is due to any cause beyond the reasonable control and without fault or negligence of that party; provided that, in order to excuse its delay or default hereunder, a party shall notify the other of the occurrence or the cause, specifying the nature and particulars thereof and the expected duration thereof; and provided, further, that within fifteen (15) days after the termination of such occurrence or cause, such party shall give notice to the other party specifying the date of termination thereof. All obligations of both parties shall return to being in full force and effect upon the termination of such occurrence or cause (including without limitation any payments which became due and payable hereunder prior to the termination of such occurrence or cause). If a Force Majeure continues for more than 6 months either party may terminate this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

18.2	For the purposes of this Section 18, "force majeure" or a "cause beyond the reasonable control" of a party shall include, without limiting the generality of the phrase, any act of God, act of any government or other authority or statutory undertaking, industrial dispute, fire, explosion, accident, power failure, flood, riot, act of terrorism, or war (declared or undeclared).

19.	Confidentiality

19.1	The Party receiving Proprietary Information (as defined below) agrees and acknowledges that the disclosing Party has a proprietary interest in any information provided to the receiving Party, whether in connection with this Agreement or otherwise, whether in written, oral or visual form, which is (i) a trade secret, confidential or proprietary information, (ii) not publicly known, and (iii) annotated by a legend, stamp or other written identification as confidential or proprietary information, or if disclosed orally or visually, is followed by a written statement within thirty (30) days after its disclosure that it is confidential or proprietary (hereinafter referred to as "Proprietary Information"). The receiving Party shall disclose the Proprietary Information only to those of its agents and employees to whom it is necessary in order properly to carry out their duties as limited by the terms and conditions hereof. Both during and after the Term of this Agreement, all disclosures by the receiving Party to its agents and employees shall be held in strict confidence by such agents and employees. During the Term and for a period of ten (10) years after the expiration or termination of this Agreement, the receiving Party, its agents and employees shall not use the Proprietary Information for any purpose other than in connection with the sale and distribution of the Products in the Territory pursuant to this Agreement. The receiving Party shall, at its expense, return to the disclosing Party the Proprietary Information as soon as practicable after the termination or expiration of this Agreement. All such Proprietary Information shall remain the exclusive property of the disclosing Party during the Term of this Agreement and thereafter. This Section 19 shall also apply to any consultants or subcontractors that the receiving Party may engage in connection with its obligations under this Agreement. The terms of this Agreement shall be considered Proprietary Information.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

19.2	Notwithstanding anything contained in this Agreement to the contrary, the receiving Party shall not be liable for a disclosure of the Proprietary Information, if the information so disclosed: (i) was in the public domain at the time of disclosure without breach of this Agreement; or (ii) was known to or contained in the records of the receiving Party from a source other than the disclosing Party at the time of disclosure by the disclosing Party to the receiving Party and can be so demonstrated; or (iii) was independently developed and is so demonstrated promptly upon receipt of the documentation and technology by the receiving Party; or (iv) becomes known to the receiving Party from a source other than the disclosing Party without breach of this Agreement by the receiving Party and can be so demonstrated; or (v) must be disclosed pursuant to a contract or subcontract with a governmental agency in order to obtain/retain a procurement contract; or (vi) was disclosed pursuant to court order or as otherwise compelled by law.

19.3	The receiving party agrees that any threatened or actual breach of the terms of Section 19 of this Agreement by the receiving party may cause irreparable loss to the disclosing party and the said loss may not be compensated by monetary compensation and, in addition to all other rights and remedies that the disclosing party may have under law and equity, the disclosing party will have the right to seek appropriate injunctive relief and/or specific performance of the receiving party’s obligations from Courts of competent jurisdiction.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

20.	Publicity

Biocon agrees that any publicity or advertising which shall be released by it in which CytoSorbents is identified in connection with the Products shall be in accordance with the terms of this Agreement and with any information or data which CytoSorbents has furnished in connection with this Agreement. Copies of all such publicity and advertising shall be forwarded promptly to CytoSorbents.

21.	Term and Termination

21.1	The term of this Agreement shall begin on the Effective Date and shall continue until the date that is 36 months from the first day of the first Term Year ("Initial Term") or such longer period as may be mutually agreed in writing by both parties (the "Term"), unless terminated earlier by either Party pursuant to the terms of this Section.

21.2	Either Party may terminate this Agreement upon the occurrence of a material breach or default as to any obligation hereunder by the other party and the failure of the breaching party to (within thirty (30) days after receiving written notice thereof from the non-breaching party) cure such material breach or default, such termination being immediately effective upon the delivery of such notice of termination.

21.3	After the first twelve months of this Agreement, either Party may terminate this Agreement for convenience upon sixty (60) days’ written notice.

21.4	Upon the filing of a petition in bankruptcy, insolvency or reorganization against or by either party, or either party becoming subject to a composition for creditors, whether by law or agreement, or either party going into receivership or otherwise becoming insolvent (such party hereinafter referred to as the "insolvent party"), this Agreement may be terminated by the other party by giving written notice of termination to the insolvent party, such termination immediately effective upon the giving of such notice of termination.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

21.5	Upon the occurrence of a change in control or management or operating personnel of either party (the "changed party"), which has, or in the reasonable opinion of the other party could have, a material adverse effect on the business, prospects or operations, this Agreement may be terminated by the other party by giving written notice of termination to the changed party, such termination being immediately effective upon the giving of such notice of termination.

21.6	In the event that Either Party is suspected of violating any potentially applicable laws, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977, the U.K.’s Bribery Act 2010, or any other potentially applicable anti-corruption/anti-bribery law, or otherwise fails to strictly comply with Section 15.3 and its subsections, the other party may terminate this Agreement immediately upon written notice and without any further obligations.

21.7	In the event of a termination pursuant to any of subsections 21.3 (if terminated by CytoSorbents) through 21.6 or upon expiration of this Agreement, CytoSorbents shall not have any obligation to Biocon, or to any employee of Biocon, for compensation or for damages of any kind, whether on account of the loss by Biocon or such employee of present or prospective sales, investments, compensation or goodwill. Termination of this Agreement shall not affect the obligation of Biocon to pay CytoSorbents all amounts owing or to become owing as a result of Products tendered or delivered to Biocon on or before the date of such termination, as well as interest thereon to the extent any such amounts are paid after the date they became or will become due pursuant to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

22.	Selling Off of Inventory: Repurchase of Inventory

Upon termination or expiration of this Agreement(other than termination covered by section 21.6), Biocon shall have the right to market and sell off its remaining inventory of Products for a period of six (6) months after expiration or sooner termination of this Agreement ("Sell-Off-Period"); provided, however, that Biocon shall comply with all terms and conditions of this Agreement. Within thirty (30) days after the said period of 6 (six) months, CytoSorbents shall have the option, at its sole discretion, to either (a) repurchase the remaining stock of the Product from the Biocon at the applicable Repurchase Price (defined below), or b) extend the Sell Off Period by a period mutually agreed in writing by the parties but not to exceed three (3) additional months. Under no circumstances is CytoSorbents obligated to extend the Sell-Off Period to more than nine (9) months in total. Nothing in this Agreement shall obligate CytoSorbents to repurchase any inventory of Products in Biocon's possession or control at the end of the Sell-Off Period. CytoSorbents shall neither directly nor indirectly market or sell the Products in the Territory during the Sell-Off-Period without Biocon's consent. For purposes of repurchasing Product under this Section 22, the price shall be as follows (the "Repurchase Price"):

(a) the transfer price paid by Biocon to CytoSorbents including applicable taxes, duties, levies and shipping costs in case of (i) termination by CytoSorbents other than for breach of this Agreement by Biocon, or (ii) termination by Biocon for breach of this Agreement by CytoSorbents; or

(b) the transfer price paid by Biocon to CytoSorbents excluding applicable taxes, duties, levies and shipping costs in case of (i) expiration, (ii) termination by Biocon other than for breach of this Agreement by CytoSorbents, or (iii) termination by CytoSorbents for breach of this Agreement by Biocon.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

23.	Notices

23.1	All notices given under this Agreement shall be in writing and shall be addressed to the parties at their respective addresses set forth below:

23.1.1	If to Biocon:

BIOCON

Contact person: Shukrit Chimote

Title: Vice President, Branded Formulations

Address: Biocon House, Semicon Park, Electronic City, Phase II, Bangalore-560100, India

Copy to : Head, Legal

Address:  20th KM, Hosur Road

                  Electronics City, Bangalore- 560 100, India

Phone: 91 80 6775 6775, extn: 1101

Fax: 91 80 6775 7028

URL: www.biocon.com

Email: shukrit.chimote@biocon.com

23.1.2	If to CytoSorbents:

Contact person: Chris Cramer

Title: Vice President, Business Development

Address: 7 Deer Park Drive, Suite K

                  Monmouth Junction, NJ 08852

Phone: 732-329-8885, ext: *835

Fax: 732-329-8650

URL: www.cytosorbents.com

Email: ccramer@cytosorbents.com

Skype: chris.m.cramer

Copy to : CEO CytoSorbents, Phil Chan

ext: *823

URL: www.cytosorbents.com

Email: pchan@cytosorbents.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

23.2	Either party may change its address or its contact information for purposes of this Agreement by giving the other party written notice or by email its new address or contact information. Any such notice if given or made by registered or recorded delivery international air mail letter shall be deemed to have been received on the earlier of the date actually received and the date fifteen (15) days after the same was posted (and in proving such it shall be sufficient to prove that the envelope containing the same was properly addressed and posted as aforesaid) and if given or made by telecopy transmission shall be deemed to have been received at the time of dispatch, unless such date of deemed receipt is not a business day, in which case the date of deemed receipt shall be the next such succeeding business day.

24.	Modification

No modification or change may be made in this Agreement, including any modification or change to this Section 4, except by written instrument duly signed by Biocon and by a duly authorized representative of CytoSorbents.

25.	Assignment

This Agreement and the rights and obligations hereunder may not be assigned, delegated or transferred by either party without the prior written consent of the other party. This Agreement shall inure to the benefit of the permitted successors and assigns of CytoSorbents. The Biocon may assign a part of whole of its obligations under this Agreement to its affiliate on the prior written consent of CytoSorbents, which consent of which shall not be unreasonably withheld.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

26.	Waiver

26.1	None of the conditions or provisions of this Agreement shall be held to have been waived by any act or knowledge on the part of either party, except by an instrument in writing signed by a duly authorized officer or representative of such party.

26.2	Further, the waiver by either party of any right hereunder or the failure to enforce at any time any of the provisions of this Agreement, or any rights with respect thereto, shall not be deemed to be a waiver of any other rights hereunder or any breach or failure of performance of the other party.

27.	Validity

CytoSorbents and Biocon covenant and warrant that they will each advise the other of any changes in their respective laws of which they become aware if such changes might or will impair the validity of all or any part of this Agreement.

28.	Governing Law

This Agreement and all rights and obligations there under shall be exclusively governed and exclusively construed in accordance with the laws of the United Kingdom, without regard to the choice of law under explicit exclusion of the United Nations Convention on Contracts for the International Sale of Goods (CISG).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

29.	Dispute Resolution

The Parties agree that they shall in good faith work towards implementation of this Agreement and any dispute arising out of or in relation to this Agreement shall be first attempted to be resolved amicably by mutual negotiations. Failing which such dispute shall be finally settled exclusively under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules. The place of arbitration shall be London. The language of arbitration shall be English. The arbitral award shall be final, conclusive and binding on the Parties and shall be enforceable in any court of competent jurisdiction.

30.	Entire Agreement

This Agreement supersedes and cancels any previous agreements or understandings, whether oral, written or implied, heretofore in effect and sets forth the entire agreement between CytoSorbents and Biocon with respect to the subject matter hereof. All agreements related to confidentiality and or non-disclosure shall remain in force.

31.	No Rights by Implication

No rights or licenses with respect to the Products or the Trademarks are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

32.	Compliance With Laws

Each of Biocon and CytoSorbents covenants that all of its activities under or pursuant to this Agreement shall comply with all applicable laws, rules and regulations.

33.	Insurance

CytoSorbents will maintain, for the Term of this Agreement, insurance in an amount adequate to the Product liability, and upon written request of the Biocon will provide a memorandum of insurance showing that such insurance is in place.

34.	Severability

If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

35.	Counterparts

This Agreement and any amendments or supplement hereto or thereto, may be executed in any number of counterparts and any party may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original. The execution of any such amendment or supplement by any party will not become effective until counterparts have been executed by all the parties hereto or thereto.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties hereto have signed this Agreement.

CytoSorbents, Inc.

By: /s/ Phillip Chan

Name: Phillip Chan, MD, PhD

Title: CEO

Biocon Limited

1)	By: /s/ Rakesh Bamzai

Name: Rakesh Bamzai

Title: Authorized Signatory

2)	By: /s/ Murali Krishnan K.N.

Name: Murali Krishnan K. N.

Title: Authorized Signatory

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 1

Product

List of Products

1.	CytoSorb 300 ml Device case of 12 – Part #30-011-03

2.	Pole Clamp, each – Part #08-09-71

3.	Female/Female Connector set, 6 pack – Part #30-0031-00

Storage Conditions

CytoSorb 300ml: 5˚C to 40˚C

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 2

Territory and Applications

A.	Territory

1.	India (only as to the following cities):

o	DELHI

o	JAIPUR

o	CHANDIGARH

o	AMRITSAR

o	ROHTAK

o	KOLKOTTA

o	PUNE

o	MUMBAI

o	INDORE

o	NAGPUR

o	CHENNAI

o	BANGALORE

o	HYDERABAD

2.	Sri Lanka

B.	Application

1.	Applications Included:

o	Critical Care including Sepsis

2.	Applications Not Included:

o	Cardiac Surgery, including Cardiopulmonary Bypass and Extracorporeal Membrane Oxygenation (ECMO), Graft vs. Host Disease, Allogeneic Bone Marrow Transplant, Organ Transplant, and Hemorrhagic Fever.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 3

Product Prices

Product	Price (in USD)
CytoSorb 300ml, (12 units per case)	*** ***
Pole Clamp	***
Female/Female Connector	***

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 4

CytoSorbents Warranties and Instructions for Use

1.	Instructions For Use (Separately Attached)

2.	Warranty (Separately Attached)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 5

Products Complaints Reporting Form

(CytoSorbents SOP - 02-028-02)

(Separately Attached)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 6

Marketing and Sales Data Reporting Form

(Separately Attached)

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 7

List of Trademarks

CytoSorb

HemoDefend

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Annex 8

List of Documents

(Separately Attached)

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